Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13G (including amendments thereto) with respect to the shares of class a common stock, par value $0.01 per share, of Albertsons Companies, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as Exhibit 99.2 to such Schedule 13G. In evidence thereof, the undersigned hereby execute this agreement this 16th day of February, 2021.

(signature pages follow)

CERBERUS CAPITAL MANAGEMENT, L.P.

By:	/s/ Mark Neporent
Name: Mark Neporent
Title: Senior Managing Director

JUBILEE ABS HOLDING LLC

By:	/s/ Benton E. Kraner
Name: Benton E. Kraner
Title: Authorized Signatory

Klaff Realty, LP

By:	/s/ Ryan Levy
Name: Ryan Levy
Title: Principal of Klaff Realty, LP

LUBERT-ADLER PARTNERS:

L-A V ABS, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER REAL ESTATE FUND V, L.P.

By:	Lubert-Adler Group V, L.P.,
Its:	General partner
By:	Lubert-Adler Group V, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP V, L.P

By:	Lubert-Adler Group V, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP V, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER REAL ESTATE FUND VI, L.P.

By:	Lubert-Adler Group VI, L.P.,
Its:	General partner
By:	Lubert-Adler Group VI, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER REAL ESTATE FUND VI-A, L.P.

By:	Lubert-Adler Group VI, L.P.,
Its:	General partner
By:	Lubert-Adler Group VI, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP VI, L.P.

By:	Lubert-Adler Group VI, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP VI, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER REAL ESTATE FUND VI-B, L.P.

By:	Lubert-Adler Group VI-B, L.P.,
Its:	General partner
By:	Lubert-Adler Group VI-B, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP VI-B, L.P.

By:	Lubert-Adler Group VI-B, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GROUP VI-B, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

L-A SATURN ACQUISITION, L.P.

By:	L-A Group Saturn, LLC,
Its:	General partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

L-A GROUP SATURN, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

L-A ASSET MANAGEMENT SERVICES, L.P.

By:	Lubert-Adler GP - West, LLC,
Its:	General Partner

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

LUBERT-ADLER GP - WEST, LLC

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich
Title:	Chief Financial Officer, Principal and Treasurer

IRA M. LUBERT

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich, Attorney-in-Fact for Ira M. Lubert

DEAN S. ADLER

By:	s/ R. Eric Emrich
Name:	R. Eric Emrich, Attorney-in-Fact for Dean S. Adler

GERALD A. RONON

By:	/s/ R. Eric Emrich
Name:	R. Eric Emrich, Attorney-in-Fact for Gerald A. Ronon

KIMCO REALTY CORP

By:	/s/ Raymond Edwards
Name: Raymond Edwards
Title: Executive Vice President

KRSX MERGE LLC

By:	/s/ Raymond Edwards
Name: Raymond Edwards
Title: Executive Vice President

KIMKON INC.

By:	/s/ Raymond Edwards
Name: Raymond Edwards
Title: Executive Vice President

KIMSOUTH REALTY INC.

By:	/s/ Raymond Edwards
Name: Raymond Edwards
Title: Executive Vice President

KRS ABS LLC

By:	/s/ Raymond Edwards
Name: Raymond Edwards
Title: Executive Vice President